FINAL 1007429509v4 RENEWAL RIGHTS AGREEMENT by and among UNITED PROPERTY AND CASUALTY INSURANCE COMPANY, UNITED INSURANCE HOLDINGS CORP., UNITED INSURANCE MANAGEMENT, L.C., and HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC. Dated December 30, 2021

i 1007429509v4 TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS .......................................................................................................... 1 Section 1.1 Definitions ........................................................................................... 1 Section 1.2 Construction ........................................................................................ 8 ARTICLE II. REINSURANCE; RENEWAL RIGHTS ................................................................. 9 Section 2.1 Closing ................................................................................................ 9 Section 2.2 Closing Transactions ........................................................................... 9 Section 2.3 Closing Deliveries ............................................................................... 9 Section 2.4 Renewal Rights Commission ............................................................ 10 ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES .............. 10 Section 3.1 Organization, Standing and Authority .............................................. 11 Section 3.2 Authorization ..................................................................................... 11 Section 3.3 Actions and Proceedings ................................................................... 11 Section 3.4 No Conflict or Violation ................................................................... 11 Section 3.5 Financial Statements; Permitted Accounting Practices ..................... 12 Section 3.6 Reserves ............................................................................................ 13 Section 3.7 Applicable Reinsurance Agreements ................................................ 13 Section 3.8 Books and Records ............................................................................ 14 Section 3.9 Compliance with Laws; Governmental Authorizations .................... 14 Section 3.10 Insurance Policies .............................................................................. 14 Section 3.11 Producers ........................................................................................... 15 Section 3.12 Employees ......................................................................................... 15 Section 3.13 Brokers and Financial Advisers ........................................................ 15 Section 3.14 [RESERVED].................................................................................... 15 Section 3.15 Other Information .............................................................................. 15 Section 3.16 NO OTHER REPRESENTATIONS OR WARRANTIES ............... 15 ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PURCHASER ...................... 16 Section 4.1 Organization, Standing and Authority .............................................. 16 Section 4.2 Authorization ..................................................................................... 16 Section 4.3 Actions and Proceedings ................................................................... 16 Section 4.4 No Conflict or Violation ................................................................... 16 Section 4.5 Compliance with Laws; Governmental Authorizations. ................... 17 Section 4.6 No Inducement or Reliance; Due Investigation ................................ 17 Section 4.7 Financial Ability ................................................................................ 18 Section 4.8 Brokers and Financial Advisers ........................................................ 18 Section 4.9 Tax ..................................................................................................... 18 Section 4.10 NO OTHER REPRESENTATIONS OR WARRANTIES ............... 19 ARTICLE V. [RESERVED] ........................................................................................................ 19 ARTICLE VI. COVENANTS ...................................................................................................... 19 Section 6.1 Operation of the Southeast Homeowners Lines ................................ 19 Section 6.2 General Cooperation ......................................................................... 19

ii 1007429509v4 Section 6.3 Regulatory Filings ............................................................................. 20 Section 6.4 No Provision of Services and Systems .............................................. 22 Section 6.5 Reinsurance Agreement .................................................................... 22 Section 6.6 Confidentiality ................................................................................... 22 Section 6.7 Further Assurances ............................................................................ 23 Section 6.8 Public Announcement ....................................................................... 23 Section 6.9 Employee Matters ............................................................................. 23 Section 6.10 New and Renewal Policies and Ancillary Coverage ......................... 24 Section 6.11 Administration ................................................................................... 24 ARTICLE VII. RENEWAL RIGHTS .......................................................................................... 24 Section 7.1 General .............................................................................................. 24 Section 7.2 Withdrawal Plan ................................................................................ 25 Section 7.3 Information Concerning the Insurance Policies ................................ 25 Section 7.4 Non-Renewals ................................................................................... 26 Section 7.5 Purchaser Replacement Policies........................................................ 27 Section 7.6 No Representation on Market Reaction ............................................ 28 Section 7.7 No Infringement of Producer Rights ................................................. 29 Section 7.8 No Limitations on Seller Parties’ Operations ................................... 29 Section 7.9 Noncompetition ................................................................................. 29 Section 7.10 Audit and Inspection Rights .............................................................. 29 ARTICLE VIII. CONDITIONS PRECEDENT ........................................................................... 30 Section 8.1 Conditions to Seller Parties’ Obligations .......................................... 30 Section 8.2 Conditions to Purchaser’s and Obligations ....................................... 31 ARTICLE IX. INDEMNIFICATION .......................................................................................... 32 Section 9.1 Indemnification of Purchaser by Seller Parties ................................. 32 Section 9.2 Indemnification of Seller Parties’ by Purchaser ................................ 32 Section 9.3 Indemnification Procedures............................................................... 33 Section 9.4 Certain Limitations ............................................................................ 34 Section 9.5 Exclusive Remedy ............................................................................. 34 Section 9.6 Additional Indemnification Provisions ............................................. 34 Section 9.7 Tax Treatment of Indemnity Payments ............................................. 36 Section 9.8 Survival ............................................................................................. 36 ARTICLE X. TERMINATION PRIOR TO CLOSING............................................................... 36 Section 10.1 Termination of Agreement ................................................................ 36 ARTICLE XI. GENERAL PROVISIONS ................................................................................... 37 Section 11.1 Fees and Expenses ............................................................................. 37 Section 11.2 Notices ............................................................................................... 37 Section 11.3 Amendment; Waivers, Etc ................................................................ 38 Section 11.4 Entire Agreement; Third-Party Beneficiaries ................................... 39 Section 11.5 Assignment ........................................................................................ 39 Section 11.6 Governing Law; Jurisdiction; Enforcement ...................................... 39 Section 11.7 Severability........................................................................................ 40 Section 11.8 Counterparts ...................................................................................... 40 Section 11.9 Specific Performance ........................................................................ 40

iii 1007429509v4 Section 11.10 Reserves ............................................................................................ 41 INDEX OF SCHEDULES Seller Disclosure Schedule Purchaser Disclosure Schedule INDEX OF EXHIBITS Exhibit A Form of Reinsurance Agreement Exhibit B Form of Reinsurance Trust Agreement

1 1007429509v4 RENEWAL RIGHTS AGREEMENT This Renewal Rights Agreement, dated as of December 30, 2021 (this “Agreement”), by and among United Property and Casualty Insurance Company, an insurance company organized under the laws of the State of Florida (“Seller”), United Insurance Holdings Corp., a Delaware corporation (“Seller Parent”), United Insurance Management, L.C., a Florida limited liability company (“UIM”), and Homeowners Choice Property & Casualty Insurance Company, Inc., an insurance company organized under the laws of the State of Florida (“Purchaser”). WHEREAS, Seller conducts the Southeast Homeowners Lines business throughout the states of Georgia, North Carolina and South Carolina (the “Territory”); WHEREAS, each of Seller and UIM is an indirect, wholly owned subsidiary of Seller Parent; WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to acquire from Seller, on behalf of Purchaser or an Affiliate of Purchaser, any and all rights of Seller to renew and/or replace the Insurance Policies at the end of their respective policy periods or such earlier period to the extent permitted by Applicable Law; WHEREAS, in connection with this Agreement and upon the terms and subject to the conditions set forth herein, Seller and Purchaser will enter into a quota share reinsurance agreement in substantially the form attached hereto as Exhibit A (the “Reinsurance Agreement”), by which Seller shall cede, and Purchaser shall reinsure, eighty-five percent (85%) of certain liabilities related to Seller’s Southeast Homeowners Lines business as specified therein in more detail (the “Reinsured Liabilities”) on the terms and subject to the conditions set forth therein; and WHEREAS, in connection with this Agreement and upon the terms and subject to the conditions set forth herein, concurrently with the execution of the Reinsurance Agreement, Purchaser, as grantor, Seller, as the beneficiary, and Trustee, as trustee, will enter into a trust agreement in substantially the form attached hereto as Exhibit B (the “Trust Agreement”), by which Purchaser has agreed to establish and maintain a trust account to secure Purchaser’s obligations to Seller under the Reinsurance Agreement. NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows: ARTICLE I. DEFINITIONS SECTION 1.1 Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below: “Action” means (a) any civil, criminal or administrative action, suit, claim, litigation or similar proceeding, in each case before a Governmental Entity or (b) any investigation or written inquiry by a Governmental Entity other than any examination, audit or

2 1007429509v4 claim by a taxing authority, in each case other than complaint activity by or on behalf of policyholders unless and until any such policyholder complaint activity results in any civil, criminal or administrative action, suit, claim, litigation or similar proceeding before a Governmental Entity, in which case it shall, without duplication, be treated as an Action hereunder. “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such first Person. “Agreement” has the meaning specified in the preamble hereto. “Ancillary Policies” has the meaning specified in Section 6.10. “Annual Statutory Financial Statements” has the meaning specified in Section 3.5(a). “Applicable Law” means any United States federal, state, local or foreign law, statute, regulation, rule, ordinance, order, injunction, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to a party hereto, or any of its respective businesses, properties or assets, as may be amended from time to time. “Applicable Reinsurance Agreements” has the meaning specified in Section 3.7. “Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or St. Petersburg, Florida are required or authorized by Applicable Law to be closed. “Books and Records” means the books, records and documents that exclusively pertain to or are exclusively used by Seller or its Affiliates to administer, reflect, monitor, evidence or record information exclusively relating to the Southeast Homeowners Lines, including customer lists, Producer information, policy information, insurance policy forms, rate filing information, rating plans, all filings and correspondence with Governmental Entities relating to the operation of the Southeast Homeowners Lines, claim records, sales records, underwriting records, advertising and promotional materials; provided, however, that Books and Records excludes (a) Tax returns and Tax records and all other data and information with respect to Taxes, (b) any materials prepared for the boards of directors of Seller or its Affiliates, (c) any corporate minute books, stock records or similar corporate records of Seller or its Affiliates, (d) any materials that are privileged and/or confidential for which Seller or its Affiliates do not have a common interest with Purchaser, (e) any internal drafts, opinions, valuations, correspondence or other materials produced by, or provided between or among, Seller and its Affiliates or Representatives with respect to the negotiation, valuation and consummation of the specific transactions contemplated under this Agreement and the other Transaction Documents or the terms of engagement of such Representatives with respect thereto and (f) consolidated financial records (including general ledgers) of Seller or its Affiliates, consolidated regulatory filings made by Seller or its Affiliates and any related correspondence with Governmental

3 1007429509v4 Entities, except to the extent the information contained therein specifically or separately identifies the Southeast Homeowners Lines and is not otherwise included in a Book and Record. “Closing” has the meaning specified in Section 2.1. “Closing Date” has the meaning specified in Section 2.1. “Code” means the Internal Revenue Code of 1986. “Confidential Information” has the meaning specified in Section 6.6(d). “Confidentiality Agreement” has the meaning specified in Section 6.6(a). “Contagion Event” means the outbreak and ongoing effects of contagious disease, epidemic or pandemic (including COVID-19). “Contagion Event Measures” means any reasonable action or inaction by Seller taken (or not taken) to the extent reasonably necessary to address a Contagion Event or address or comply with any workforce reduction, quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case in connection with or in response to a Contagion Event, including the CARES Act and Families First Act. “Contract” means any agreement, contract, instrument, guarantee, undertaking, lease, note, mortgage, indenture, license or other legally binding commitment or obligation, whether written or oral. “Control” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. “Covered Employees” means the individuals identified in Section 3.12 of the Seller Disclosure Schedule, and who are employed by Seller, UIM or such other Affiliate of Seller, as applicable, as of immediately prior to the Closing. “Cut-Off Date” means March 31, 2022. “Deductible” has the meaning specified in Section 9.4. “Deferred Renewal Rights Commission” has the meaning specified in Section 2.4(a). “Disclosing Party” has the meaning specified in Section 6.6(b). “Eligible Insurance Proceeds” has the meaning specified in Section 9.6(d).

4 1007429509v4 “Employment Transfer Date” has the meaning specified in Section 6.9(a). “Enforceability Exceptions” has the meaning specified in Section 3.2(b). “GAAP” means generally accepted accounting principles in the United States. “Governmental Authorizations” has the meaning specified in Section 6.3(a). “Governmental Entity” means any foreign, federal, state, local or other governmental, legislative, judicial, administrative or regulatory authority, agency, commission, board, body, court or entity or any instrumentality thereof or any self-regulatory body or arbitral body or arbitrator. “Indemnified Party” has the meaning specified in Section 9.3(a). “Indemnifying Party” has the meaning specified in Section 9.3(a). “Initial Payment Date” has the meaning specified in Section 2.4(a). “Insurance Policies” means any and all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders and endorsements issued or written in connection therewith and extensions thereto, as to the Southeast Homeowners Lines, and issued, renewed, assumed, reinsured or written by or on behalf of Seller. For the avoidance of doubt, the Insurance Policies shall not include any insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance (a) as to commercial lines, (b) written outside the Territory or (c) not identified as constituting Southeast Homeowners Lines as defined herein. “Knowledge” means the actual knowledge, after reasonable inquiry, of those individuals listed (a) with respect to Seller, Seller Parent or UIM, on Section 1.1(a) of the Seller Disclosure Schedule, and (b) with respect to Purchaser, on Section 1.1(a) of the Purchaser Disclosure Schedule. “Liability” or “Liabilities” means a liability, obligation, commitment, expense, claim or cause of action (of any kind or nature whatsoever, whether absolute, accrued, contingent or other, and whether known or unknown). “Losses” means any damages, claims, losses, Liabilities, charges, Actions, suits, proceedings, deficiencies, Taxes, fees, assessments, interest, penalties and reasonable costs and expenses (including reasonable out-of-pocket attorneys’ fees and expenses), but excluding consequential, special, incidental, indirect or punitive damages, lost profits, diminution in value or similar items. “Material Adverse Effect” means (a) a material adverse effect on the business, operations, results of operations or financial condition of Seller, solely with respect to the Southeast Homeowners Lines, taken as a whole; provided, however, that no fact, circumstance, change or effect arising out of or resulting from any of the following, either alone or in combination, shall constitute or be taken into account in determining whether a Material Adverse

5 1007429509v4 Effect has occurred or would be reasonably likely to occur: (i) the effects of changes affecting the economy or securities markets generally; (ii) the effects of changes affecting the insurance, reinsurance and financial services industries generally, including the general competitive forces in the insurance and reinsurance markets; (iii) political conditions generally and any natural disasters, hostilities, acts of war, sabotage, terrorism or military actions; (iv) any Contagion Event, Contagion Event Measures or other force majeure event, or any worsening of such matters existing as of the date hereof, or any declaration of martial law, quarantine or similar directive, policy or guidance or other action by any Governmental Entity in response thereto; (v) any occurrence or condition generally affecting participants in the Territory in any segment of the industries or markets in which the Southeast Homeowners Lines business is operated; (vi) any downgrade or potential downgrade of the financial strength, claims paying ability, insurance or other ratings of any of Seller or any of its Affiliates; (vii) any changes in the financial condition or business plans of Seller or its Affiliates; (viii) any changes in Applicable Law, accounting or actuarial principles, or regulations or policies of general applicability; (ix) any changes in the customer, client, vendor, Policyholder, or Producer relationships of Seller or its Affiliates as a result of or related to, the transactions contemplated by this Agreement; (x) any changes resulting from actions or omissions of Seller or its Affiliates taken with the prior written consent of Purchaser with respect to this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby; and (xi) any adverse changes resulting from this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby or from the announcement of the transactions contemplated by this Agreement or the other Transaction Documents or the identity of Purchaser as a party to such transactions, or (b) a material impairment or delay of the ability of Seller to perform its material obligations under this Agreement or to consummate the transactions contemplated hereby. “Non-Renewal Date” has the meaning specified in Section 7.4(a). “Organizational Documents” has the meaning specified in Section 3.4. “Permitted Exceptions” means the inability of Seller to non-renew or otherwise cease renewing or issuing any Insurance Policies (i) to the extent prohibited by Applicable Law; (ii) to the extent such Insurance Policies are renewed or issued to honor quotes outstanding as of the Closing Date; or (iii) to the extent otherwise contemplated in the Withdrawal Plan. “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity. “Policies” has the meaning specified in the Reinsurance Agreement. “Policyholders” means policyholders and named insureds of the Insurance Policies. “Policy Replacement Date” means June 1, 2022 or such other date mutually agreed by the parties. “Producer” means any agent, reinsurance intermediary, producer, broker or sales representative involved in the placement or marketing of the Insurance Policies since December 31, 2019.

6 1007429509v4 “Purchaser” has the meaning specified in the preamble hereto. “Purchaser Disclosure Schedule” has the meaning specified in Article IV. “Purchaser Fundamental Representations” has the meaning specified in Section 8.1(f). “Purchaser Indemnified Parties” has the meaning specified in Section 9.1. “Purchaser Material Adverse Effect” means a material impairment or delay of the ability of Purchaser to perform its material obligations under this Agreement or to consummate the transactions contemplated hereby. “Purchaser Replacement Premium” means the full amount of annual gross written premium with respect to the Purchaser Replacement Policies collected or collectable by Purchaser, which, in respect of Purchaser Replacement Stub Policies, shall mean the full amount of annual gross written premium with respect to such Purchaser Replacement Stub Policies as though such Purchaser Replacement Stub Policies were issued for a full annual term. “Purchaser Replacement Policies” means the policies or other evidences of insurance coverage on Purchaser’s or Purchaser’s Affiliate’s forms and rates approved and/or authorized by the appropriate Governmental Entity, solicited, quoted, bound, written and/or issued to any Policyholder prior to or upon the expiration, cancellation or renewal date of such Policyholder’s Insurance Policy(ies) for coverage of substantially the same subject business as covered under an Insurance Policy, as provided herein, subject in each case to Applicable Law and the rights of the Producers and Policyholders; provided, however, that Purchaser Replacement Policies shall not include any policy or other evidence of insurance coverage issued by Purchaser that is a renewal or replacement of an in-force policy that was issued by Purchaser or an Affiliate of Purchaser prior to the Closing Date. “Purchaser Replacement Stub Policies” means Purchaser Replacement Policies, to the extent permitted by Applicable Law, commencing on the Policy Replacement Date, (x) unless a Policyholder notifies Seller or Purchaser that such Policyholder opts out from receiving a Purchaser Replacement Policy or otherwise cancels an Insurance Policy, or (y) to the extent a Policyholder notifies Seller or Purchaser that such Policyholder opts in to receive a Purchaser Replacement Policy prior to such date, in each case as contemplated by the Withdrawal Plan, and expiring on the same dates that the Insurance Polic(ies) would have expired or renewed but for Seller’s cancellation of the Insurance Polic(ies). “Qualifying Loss” means any individual indemnifiable Loss or series of related Losses in excess of $25,000. “Quarterly Statutory Financial Statements” has the meaning specified in Section 3.5(a). “Receiving Party” has the meaning specified in Section 6.6(a). “Reinsurance Agreement” has the meaning specified in the recitals hereto.

7 1007429509v4 “Reinsured Liabilities” has the meaning specified in the recitals hereto. “Renewal Rights” means Seller’s existing rights to (a) renew the Insurance Policies upon the expiration or cancellation thereof, and (b) offer, quote and solicit renewals of and replacement coverages for the Insurance Policies, subject in each case to all rights of Producers and Policyholders and Applicable Law. “Renewal Rights Commission” has the meaning specified in Section 2.4(a). “Representatives” means, with respect to any Person, the directors, officers, employees, partners, agents, contractors or advisors (including attorneys, accountants, consultants, bankers and financial advisors) of such Person. “Reserves” has the meaning specified in Section 3.6. “Restricted Person” has the meaning specified in Section 7.9. “Seller” has the meaning specified in the preamble hereto. “Seller Disclosure Schedule” has the meaning specified in Article III. “Seller Fundamental Representations” has the meaning specified in Section 8.2(e). “Seller Indemnified Parties” has the meaning specified in Section 9.2. “Seller Parent” has the meaning specified in the preamble hereto. “Seller Privacy Policies” means the privacy policies of Seller, a copy of which has been made available to Purchaser. “Southeast Homeowners Lines” means the following lines of property and casualty insurance written by Seller within the Territory: (a) personal homeowners, (b) renters, (c) landlord and condominium / co-op insurance, (d) dwelling fire, (e) allied lines, (f) federal flood, (g) inland marine, (h) earthquake, (i) group accident and health and (j) general liability. “Statutory Financial Statements” has the meaning specified in Section 3.5(a). “Taxes” means any and all federal, state, local, or foreign income, premium, property (real or personal), sales, excise, employment, payroll, withholding, gross receipts, license, severance, stamp, occupation, windfall profits, environmental, customs duties, capital stock, franchise, profits, social security (or similar, including FICA), unemployment, disability, use, transfer, registration, value-added, alternative or add-on minimum, estimated, or other tax of any kind or any charge of any kind in the nature of (or similar to) taxes whatsoever, including any interest, penalty, or addition imposed in connection with the payment, reporting or disclosure thereof; provided, that, for the avoidance of doubt, “Taxes” shall not include any guaranty fund assessment, or escheatment or similar Liabilities.

8 1007429509v4 “Territory” has the meaning specified in the recitals hereto. “Third-Party Claim” has the meaning specified in Section 9.3(a). “Transaction Documents” means this Agreement, the Reinsurance Agreement and the Trust Agreement. “Transaction Expenses” means, without duplication, all Liabilities incurred by any party hereto as a result of the contemplation, negotiation, efforts to consummate or consummation of the transactions contemplated by this Agreement, including any fees and expenses of investment bankers, attorneys, accountants or other advisors, and any fees payable by such parties to Governmental Entities or other third parties, in each case, in connection with the consummation of the transactions contemplated by this Agreement. “Trust Account” has the meaning specified in the Trust Agreement. “Trust Agreement” has the meaning specified in the recitals hereto. “Trustee” means the trustee or custodian named under the Trust Agreement and any successor trustee or custodian appointed as such pursuant to the terms of such Trust Agreement. “UIM” has the meaning specified in the preamble hereto. “Upfront Renewal Rights Commission” has the meaning specified in Section 2.4(a). “Withdrawal Plan” has the meaning specified in Section 7.2(a). SECTION 1.2 Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits and Disclosure Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Exhibit or Disclosure Schedules but not otherwise defined therein shall have the meaning given to such term in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless

9 1007429509v4 otherwise specified, from and including or through and including, respectively. Any reference to “days” means calendar days unless Business Days are expressly specified. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. ARTICLE II. REINSURANCE; RENEWAL RIGHTS SECTION 2.1 Closing. The closing of the transactions contemplated by this Agreement shall take place on such date on which the conditions set forth in Article VIII have been satisfied or waived in accordance with the terms of this Agreement (the “Closing”). The Closing shall take place at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, at 10:00 a.m. Eastern Time on such date, or at such other time and place as may be agreed upon in writing by each of the parties hereto (such date, the “Closing Date”). The Closing shall be deemed effective as of 12:00:01 a.m. Eastern Time on the Closing Date. SECTION 2.2 Closing Transactions. Upon the terms, conditions, and limitations of this Agreement, and for the consideration stated herein, on the Closing Date (a) Seller will sell, assign and transfer to Purchaser, and Purchaser will accept and acquire, all of Seller’s rights, title and interest in the Renewal Rights, which will be assignable by Purchaser to an Affiliate, (b) Seller and Purchaser will enter into the Reinsurance Agreement, pursuant to which, and upon the terms, conditions, and limitations set forth therein, Seller will cede to Purchaser, and Purchaser will reinsure, eighty-five percent (85%) of the Reinsured Liabilities, and (c) Seller will transfer to Purchaser the information concerning the Insurance Policies upon the terms, conditions, and limitations set forth in Section 7.3. SECTION 2.3 Closing Deliveries. (a) At the Closing, Seller shall deliver or cause to be delivered to Purchaser: (i) counterparts of each Transaction Document, other than this Agreement, to which Seller is a party, each duly executed by Seller; (ii) a certificate of Seller duly executed by an authorized officer of Seller, dated as of the Closing Date, certifying as to Seller’s compliance with the conditions set forth in Section 8.2(e) and Section 8.2(f); and (iii) a payment by Seller in cash in an amount due by Seller in accordance with Article 11, Section A of the Reinsurance Agreement, and, in satisfaction of the net amount due, Seller shall deposit such amount into the Trust Account on the Closing Date, on behalf of Purchaser as grantor of the Trust Account. (b) At the Closing, Purchaser shall deliver or cause to be delivered: (i) counterparts of each Transaction Document, other than this Agreement, to which Purchaser is a party, each duly executed by Purchaser; and

10 1007429509v4 (ii) a certificate of Purchaser duly executed by an authorized officer of Purchaser, dated as of the Closing Date, certifying as to Purchaser’s compliance with the conditions set forth in Section 8.1(f) and Section 8.1(g). SECTION 2.4 Renewal Rights Commission. (a) In partial consideration for the Renewal Rights, Purchaser shall pay to Seller, an initial renewal rights commission in an amount equal to $3,800,000 (the “Upfront Renewal Rights Commission”) within 5 days following the date of this Agreement (the “Initial Payment Date”) and following the collection by Purchaser of $64,000,000 of the Purchaser Replacement Premium, Purchaser shall pay to Seller in accordance with Section 2.4(c), a deferred renewal rights commission (the “Deferred Renewal Rights Commission” and, together with the Upfront Renewal Rights Commission, the “Renewal Rights Commission”) in an amount equal to six percent (6%) of Purchaser Replacement Premium for each Purchaser Replacement Policy issued by Purchaser after such time as required by Section 7.5; but only to the extent the aggregate Deferred Renewal Rights Commission exceeds the Upfront Renewal Rights Commission and, further provided, that the aggregate Renewal Rights Commission payable by Purchaser to Seller under this Section 2.4(a) shall not exceed $6,000,000. The Upfront Renewal Rights Commission shall be paid in cash by Purchaser by wire transfer in immediately available funds to an account designated by Seller no later than the Initial Payment Date. (b) Within sixty (60) calendar days after the end of each calendar month following the Policy Replacement Date (each such calendar month, a “Renewal Rights Commission Settlement Period”), Purchaser shall report to Seller (each a “Renewal Rights Commission Report”), which shall set forth the following: (i) the Purchaser Replacement Policies issued during the Renewal Rights Commission Settlement Period; (ii) the Purchaser Replacement Premium for the Renewal Rights Commission Settlement Period; and (iii) the Deferred Renewal Rights Commission for the Renewal Rights Commission Settlement Period. (c) The Deferred Renewal Rights Commission due Seller with respect to each Renewal Rights Commission Settlement Period ending after the Policy Replacement Date as reflected on a Renewal Rights Commission Report shall be paid in cash by Purchaser by wire transfer in immediately available funds to an account or accounts designated by Seller no later than five (5) Business Days following the date of the delivery of the applicable Renewal Rights Commission Report. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES Except as set forth in the disclosure schedule supplied by Seller to Purchaser dated as of the date hereof (the “Seller Disclosure Schedule”), Seller and, for the purposes of Section 3.1 through Section 3.4 and Section 3.16, each of Seller Parent and UIM, hereby

11 1007429509v4 represents and warrants to Purchaser, in each case as of the date hereof and as of the Closing Date (except, in all cases, to the extent any such representations and warranties address matters only as of a particular date, in which case such representations and warranties shall speak only as of such date), on a joint and several basis, as follows: SECTION 3.1 Organization, Standing and Authority. Seller is a corporation duly organized and validly existing under the laws of the State of Florida. Seller Parent is a corporation duly organized and validly existing under the laws of the State of Delaware. UIM is a limited liability company duly organized and validly existing under the laws of the State of Florida. Each of Seller, Seller Parent and UIM has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as they are now being conducted, except where the failure to have such authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of Seller, Seller Parent and UIM is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 3.2 Authorization. (a) Each of Seller, Seller Parent and UIM has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it will be a party. (b) This Agreement and each other Transaction Document to which each of Seller, Seller Parent or UIM will be a party has been or will be duly executed and delivered by Seller, Seller Parent or UIM, as applicable, and, subject to the due execution and delivery by Purchaser, as applicable, this Agreement and each other Transaction Document to which Seller, Seller Parent or UIM will be a party is or will be a valid and binding obligation of Seller, Seller Parent or UIM, as applicable, enforceable against Seller, Seller Parent or UIM in accordance with their terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights of creditors of insurance companies or creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity) (such exceptions in clause (i) and (ii) above, as applicable to any Person, the “Enforceability Exceptions”). SECTION 3.3 Actions and Proceedings. As of the date hereof, there are no outstanding orders, decrees or judgments by or with any Governmental Entity applicable to Seller, Seller Parent or UIM, or Seller’s, Seller Parent’s or UIM’s properties or assets that, individually or in the aggregate, have a Material Adverse Effect. As of the date hereof, there are no Actions pending or, to the Knowledge of Seller, threatened against, Seller, Seller Parent or UIM at law or in equity, or before or by any Governmental Entity or before any arbitrator of any kind which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 3.4 No Conflict or Violation. The execution, delivery and performance by Seller, Seller Parent or UIM of this Agreement or of any other Transaction

12 1007429509v4 Document to which Seller, Seller Parent or UIM will be a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not: (a) violate any provision of its charter, bylaws or other organizational document (collectively, the “Organizational Documents”); (b) subject to the matters referred to in the next sentence, violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate or constitute (or with notice or lapse of time or both, constitute) a default under, any Contract to which Seller, Seller Parent or UIM is a party or by or to which its properties may be bound or subject; (c) subject to the matters referred to in the next sentence, violate any order, judgment, injunction, award or decree of any arbitrator or Governmental Entity, or any agreement with, or condition imposed by, any arbitrator or Governmental Entity, binding upon Seller, Seller Parent or UIM; (d) subject to the matters referred to in the next sentence, violate any Applicable Law; or (e) result in a breach or violation of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any license or authorization related to its business or necessary to enable it to perform its obligations under this Agreement or any other Transaction Document to which Seller, Seller Parent or UIM will be a party, except for any such violations, conflicts or breaches which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Seller, Seller Parent or UIM in connection with the execution and delivery of this Agreement or any other Transaction Document by Seller, Seller Parent or UIM, or the consummation by Seller, Seller Parent or UIM of the transactions contemplated hereby and thereby, except for (x) any consents or approvals set forth in Section 3.4 of the Seller Disclosure Schedule, and (y) any other consents, approvals or authorizations which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. SECTION 3.5 Financial Statements; Permitted Accounting Practices. (a) Seller has made available to Purchaser true and complete copies of (i) the audited annual statutory financial statements of Seller as of and for the year ended December 31, 2020, including any actuarial opinions, affirmations or certifications, in each case, as filed with the insurance regulatory authority in the jurisdiction of domicile of Seller (collectively, the “Annual Statutory Financial Statements”) and (ii) the unaudited quarterly statutory financial statements of Seller as of and for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 (the statements described in (ii), the “Quarterly Statutory Financial Statements”, and together with the Annual Statutory Financial Statements, the “Statutory Financial Statements”). Except as expressly set forth in the notes thereto, the Statutory Financial Statements (A) were prepared in accordance with SAP consistently applied during the periods involved and (B) present fairly in all material respects, in accordance with SAP, the admitted assets, liabilities, capital and surplus and cash flows of Seller with respect to the Southeast Homeowners Lines as of the respective dates and for the respective periods referred to in the Statutory Financial Statements, subject to, in the case of the Quarterly Statutory Financial Statements, normal year-end adjustments and the absence of full footnote disclosures and other presentation items. No material deficiency has been asserted with respect to any Statutory Financial Statement by any Governmental Entity that remains unresolved prior to the date hereof.

13 1007429509v4 (b) There are no accounting practices used by Seller in connection with the Statutory Financial Statements that depart from the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual applicable to Seller with respect to the Southeast Homeowners Lines. SECTION 3.6 Reserves. The reserves and other actuarial amounts held in respect of the Policies (the “Reserves”), as established or reflected in the applicable Annual Statutory Financial Statements (a) were determined in accordance with generally accepted actuarial principles and practices applicable to Seller, consistently applied under the Applicable Laws in the jurisdiction of domicile of Seller, and were fairly stated, in all material respects, in accordance with SAP; (b) were based on actuarial assumptions which produce reserves at least as great as those called for in any policy as to reserve basis and method, and are in accordance with all other policy provisions; and (c) include provision for all actuarial reserves and related statement items which ought to be established by Seller pursuant to SAP. SECTION 3.7 Applicable Reinsurance Agreements. (a) Section 3.7(a) of the Seller Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of (i) all treaties and agreements of assumed and ceded reinsurance of Seller related to the Insurance Policies, under which there remains any ceded reserves (calculated in accordance with SAP) or reinsurance recoverable (such treaties and agreements, and any amendments, extensions, renewals, guaranties, modifications, waivers or supplements thereto, the “Applicable Reinsurance Agreements”) and (ii) all pending or, to the Knowledge of Seller, threatened material Actions related to any Applicable Reinsurance Agreement. True and complete copies of each Applicable Reinsurance Agreement (including any amendments thereof) have been made available by Seller to Purchaser. The Applicable Reinsurance Agreements are legal, valid and binding obligations of Seller and, to the Knowledge of Seller, each other party thereto and are enforceable against the parties thereto, in each case in accordance with their respective terms, subject to the Enforceability Exceptions, and are in full force and effect. Seller has not breached or defaulted under (with or without the giving of notice or lapse of time, or both) any material provision of any Applicable Reinsurance Agreement or any provision of any Applicable Reinsurance Agreement that would permit the termination, modification, cancellation or acceleration of the performance, observance or fulfillment of such Applicable Reinsurance Agreement that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No party to any Applicable Reinsurance Agreement has provided any notice of any intention to terminate such Applicable Reinsurance Agreement or has repudiated any material provision of such Applicable Reinsurance Agreement. All reinsurance premiums due under each of the Applicable Reinsurance Agreements have been paid in full or were adequately accrued or reserved for by Seller. To the Knowledge of Seller, no other party to any Applicable Reinsurance Agreement has materially breached or is in material default thereunder, and no other party to any Applicable Reinsurance Agreement is the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding. Seller has not received or given notice of early termination or recapture of any Applicable Reinsurance Agreement. Since December 31, 2019, (x) there has not been any dispute with respect to any material amounts recoverable or payable pursuant to any Applicable Reinsurance Agreement, and (y) no reinsurer party to an Applicable Reinsurance Agreement has denied coverage with respect to any current or prospective material claim. All amounts owed under any

14 1007429509v4 Applicable Reinsurance Agreement have been timely paid in accordance with their terms, except as set forth in Section 3.7(a) of the Seller Disclosure Schedule. (b) Except for the approvals, consents and notices required for the Applicable Reinsurance Agreements listed in Section 3.7(b) of the Seller Disclosure Schedule, no approval or consent is required to be obtained from, and no notice is required to be provided to, any Person that is a party to an Applicable Reinsurance Agreement in order to consummate the transactions contemplated by this Agreement and the other Transaction Documents. None of the Applicable Reinsurance Agreements contains any provision providing that the other party thereto may terminate, recapture, amend or alter the pricing or other terms thereof by reason of the transactions contemplated hereby or by the other Transaction Documents. SECTION 3.8 Books and Records. The Books and Records (a) are true and complete in all material respects and (b) have been maintained in accordance with industry customary business practices and in accordance in all material respects with Applicable Law. SECTION 3.9 Compliance with Laws; Governmental Authorizations. (a) Seller is, and at all times since December 31, 2019 has been, in compliance in all material respects with all Applicable Laws and Governmental Authorizations with respect to the Southeast Homeowners Lines. Seller has not received, since December 31, 2019, any notice or other communication from any Governmental Entity regarding any actual or alleged material violation of, or material failure on the part of, Seller to comply with any Applicable Laws or Governmental Authorizations with respect to the Southeast Homeowners Lines. (b) Seller has made available to Purchaser, as of the date hereof, true and complete copies of all reports (or the most recent drafts thereof, to the extent any final reports are not available) reflecting the results of any financial examinations or market conduct examinations related to the Southeast Homeowners Lines conducted by any insurance regulatory authority since December 31, 2019 and, in any event, the most recent financial examination and market conduct examination reports related to the Southeast Homeowners Lines from the applicable insurance regulatory authority. SECTION 3.10 Insurance Policies. Except as set forth in Section 3.10 of the Seller Disclosure Schedule: (a) since December 31, 2019, all Insurance Policy benefits due and payable by or on behalf of Seller have in all material respects been paid in accordance with the terms of the Insurance Policies under which they arose, except for such benefits for which Seller believes there is a reasonable basis to contest payment; (b) all policy forms for Insurance Policies currently in use by Seller, and all amendments, applications, and certificates pertaining thereto, where required by Applicable Law, have been approved by all applicable Government Entities or filed with and not objected to by such Governmental Entities within the period provided by Applicable Law for objection, subject to such exceptions that, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect;

15 1007429509v4 (c) any rates currently in use by Seller, solely with respect to the Southeast Homeowners Lines, that are required to be filed with or approved by any Governmental Entity have been so filed or approved, and the rates currently in use by Seller, solely with respect to the Southeast Homeowners Lines, conform to such filed or approved rates subject to such exceptions that, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect with respect to the Southeast Homeowners Lines; and (d) as of the date hereof, there are no material unpaid claims or assessments made against Seller by any state insurance guaranty associations or similar organizations in connection with such association’s insurance guarantee fund relating to the Southeast Homeowners Lines. SECTION 3.11 Producers. Except as set forth in Section 3.11 of the Seller Disclosure Schedule, to the Knowledge of Seller, since December 31, 2019, (a) each Producer, at any time that it wrote, sold or produced Insurance Policies for Seller, was duly licensed, authorized and appointed (for the type of business written, sold or produced by such Producer) in the particular jurisdiction in which such Producer wrote, sold or produced such Insurance Policies, and (b) no such Producer is in violation of any term or provision of applicable Law relating to the writing, sale or production of such Insurance Policies for Seller, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 3.12 Employees. Seller, for itself and on behalf of UIM, has disclosed to Purchaser the: (a) salary information, (b) target compensation opportunity for the current fiscal year, (c) severance benefits, (d) pension and welfare elections for the current calendar year, (e) job description; and (f) job title for each of the Covered Employees, as of the date hereof, to the extent permitted by Applicable Law. SECTION 3.13 Brokers and Financial Advisers. No broker, finder or financial adviser has acted directly or indirectly as such for, or is entitled to any compensation from, Seller in connection with this Agreement, any of the other Transaction Documents to which Seller will be a party or the transactions contemplated hereby or thereby. SECTION 3.14 [RESERVED]. SECTION 3.15 Other Information. To the best of Seller’s Knowledge, information and belief, the information made available to Purchaser in the “Venue” electronic data room is true and correct in all material respects and fairly present, in all material respects, the business comprised by Southeast Homeowners Lines. To the best of Seller’s Knowledge, information and belief, the data delivered to Purchaser pursuant to Section 7.3(a) is accurate in all material respects. SECTION 3.16 NO OTHER REPRESENTATIONS OR WARRANTIES. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE III (AS MODIFIED BY THE SELLER DISCLOSURE SCHEDULE) AND IN THE OTHER TRANSACTION DOCUMENTS, NEITHER SELLER, SELLER PARENT NOR UIM NOR ANY OTHER PERSON MAKES ANY OTHER EXPRESS OR IMPLIED

16 1007429509v4 REPRESENTATION OR WARRANTY WITH RESPECT TO SELLER, SELLER PARENT OR UIM, THE SOUTHEAST HOMEOWNERS LINES, THE PROBABLE SUCCESS OR PROFITABILITY OF THE SOUTHEAST HOMEOWNERS LINES OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND EACH OF SELLER, SELLER PARENT AND UIM DISCLAIMS ANY OTHER REPRESENTATIONS, WARRANTIES, FORECASTS, PROJECTIONS, STATEMENTS OR INFORMATION, WHETHER MADE BY SELLER, SELLER PARENT OR UIM OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES. ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PURCHASER Except as set forth in the disclosure schedule supplied by Purchaser to Seller dated as of the date hereof (the “Purchaser Disclosure Schedule”), Purchaser hereby represents and warrants to Seller as of the date hereof and as of the Closing Date (except to the extent any such representations and warranties address matters only as of a particular date, in which case such representations and warranties shall speak only as of such date) as follows: SECTION 4.1 Organization, Standing and Authority. Purchaser is a corporation duly organized and validly existing under the laws of the State of Florida and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as they are now being conducted, except where the failure to have such authority would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect. Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Purchaser’s ability to perform its obligations under this Agreement and each other Transaction Document. SECTION 4.2 Authorization. Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Transaction Document. This Agreement and each other Transaction Document has been or will be duly executed and delivered by Purchaser, and, subject to the due execution and delivery by Seller, this Agreement and each other Transaction Document is or will be a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their terms, subject to the Enforceability Exceptions. SECTION 4.3 Actions and Proceedings. As of the date hereof, there are no outstanding orders, decrees or judgments by or with any Governmental Entity applicable to Purchaser or its properties or assets that, individually or in the aggregate, have a Purchaser Material Adverse Effect. As of the date hereof, there are no Actions pending or, to the Knowledge of Purchaser, threatened against, at law or in equity, or before or by any Governmental Entity or before any arbitrator of any kind which would, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect. SECTION 4.4 No Conflict or Violation. The execution, delivery and performance by Purchaser of this Agreement or of any other Transaction Document and the

17 1007429509v4 consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not: (a) violate any provision of the Organizational Documents of Purchaser; (b) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate or constitute (or with notice or lapse of time or both, constitute) a default under, any Contract to which Purchaser is a party or by or to which its properties may be bound or subject; (c) violate any order, judgment, injunction, award or decree of any arbitrator or Governmental Entity, or any agreement with, or condition imposed by, any arbitrator or Governmental Entity, binding upon, Purchaser; (d) violate any Applicable Law; or (e) result in a breach or violation of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any license or authorization related to Purchaser’s business or necessary to enable Purchaser to perform its obligations under this Agreement or any other Transaction Document, except for any such violations, conflicts or breaches which would not individually or in the aggregate reasonably be expected to have a material adverse effect on Purchaser’s ability to perform its obligations under this Agreement or any other Transaction Document. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement or of any other Transaction Document by Purchaser, or the consummation by Purchaser of the transactions contemplated hereby and thereby, except for (x) the consents, approvals, filings and notices set forth in Section 4.4 of the Purchaser Disclosure Schedule, and (y) any other consents, approvals or authorizations which would not individually or in the aggregate reasonably be expected to have a Purchaser Material Adverse Effect. SECTION 4.5 Compliance with Laws; Governmental Authorizations. (a) Purchaser is, and at all times since December 31, 2019 has been, in compliance in all material respects with all Applicable Laws and Governmental Authorizations with respect to the Purchaser or its assets, properties or businesses. Purchaser has not received, since December 31, 2019, any notice or other communication from any Governmental Entity regarding any actual or alleged material violation of, or material failure on the part of, Purchaser to comply with any Applicable Laws or Governmental Authorizations with respect to the Purchaser or its assets, properties or businesses. (b) Except as set forth in Section 4.5(b) of the Purchaser Disclosure Schedule, Purchaser has all material licenses, authorizations and permits necessary to perform its obligations under the Reinsurance Agreement. (c) Except as set forth in Section 4.5 of the Purchaser Disclosure Schedule, Purchaser, all material deficiencies or violations with respect to its insurance businesses in all reports of examinations related to Purchaser and such businesses (including financial, market conduct and similar examinations) conducted by any insurance regulatory authority since December 31, 2019, and, in any event, with respect to the most recent financial examination and market conduct examination reports related to Purchaser and such businesses, has been resolved. SECTION 4.6 No Inducement or Reliance; Due Investigation.

18 1007429509v4 (a) Purchaser has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by Seller or its Affiliates or Representatives that are not expressly set forth in Article III (including the Seller Disclosure Schedule), whether or not any such representations, warranties or statements were made in writing or orally. (b) Without limiting the foregoing, except as expressly set forth in Article III (i) none of Seller or its Affiliates or Representatives makes, will make or has made any representation or warranty, express or implied, as to the prospects of the Southeast Homeowners Lines or their profitability for Purchaser, or with respect to any forecasts, projections, statements or information made available to Purchaser or any other Person (including Purchaser’s Affiliates or Representatives) in connection with Purchaser’s review of the Southeast Homeowners Lines; and (ii) any estimates, assumptions, projections and predictions contained or referred to in the materials that have been provided or made available to Purchaser by or on behalf of Seller, including any confidential information memorandum, the electronic data room and all management presentations established or provided in connection with the transactions contemplated by this Agreement or the other Transaction Documents, (A) are not and shall not be deemed to be representations or warranties of any of Seller or any of its Affiliates and (B) shall not form the basis, in whole or in part, for any claim against any of the Seller or any of their respective Affiliates. (c) Purchaser (i) has performed its own independent investigation, analysis and assessment of the Renewal Rights, and that, during the course of conducting such investigation, analysis and assessment, Purchaser has asked such questions, examined such documents, materials, and information, and performed such other investigations, as it deemed appropriate in its own discretion, (ii) acknowledges that Seller has made no representation or warranty (express or implied) as to the accuracy or completeness of any information (whether written or oral) transmitted or made available to Purchaser or any of its Representatives, except as expressly set forth in this Agreement, (iii) acknowledges that it has not relied on Seller’s or its Representatives’ opinions or underwriting and actuarial criteria and analyses, and (iv) has reached its own independent judgments to enter into and close this Agreement and the other Transaction Documents based upon its own independent judgments and underwriting and actuarial criteria and analyses. SECTION 4.7 Financial Ability. Purchaser has, and will have on the Initial Payment Date and at the Closing, all funds necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents, and to pay all amounts contemplated to be paid on the Initial Payment Date and after each Renewal Rights Commission Settlement Period pursuant to this Agreement and the Other Transaction Documents. SECTION 4.8 Brokers and Financial Advisers. No broker, finder or financial adviser has acted directly or indirectly as such for, or is entitled to any compensation from, Purchaser in connection with this Agreement, any of the other Transaction Documents or the transactions contemplated hereby or thereby. SECTION 4.9 Tax. Purchaser is a “United States person” as defined in Section 7701(a)(30) of Code.

19 1007429509v4 SECTION 4.10 NO OTHER REPRESENTATIONS OR WARRANTIES. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE IV (AS MODIFIED BY THE PURCHASER DISCLOSURE SCHEDULE) AND IN THE OTHER TRANSACTION DOCUMENTS, NEITHER PURCHASER NOR ANY OTHER PERSON MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO PURCHASER, AND PURCHASER DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES WHETHER MADE BY PURCHASER OR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES. ARTICLE V. [RESERVED] ARTICLE VI. COVENANTS SECTION 6.1 Operation of the Southeast Homeowners Lines. During the period from the date of this Agreement until the Southeast Homeowners Lines has fully transferred to Purchaser, except (a) as required by Applicable Law or expressly contemplated by the terms and conditions of this Agreement or any other Transaction Document, (b) as set forth on Section 6.1 of the Seller Disclosure Schedule, (c) to the extent Purchaser otherwise consents in advance, (d) for actions taken in the ordinary course of business or (e) any Contagion Event Measures or any change in Applicable Law or policy as a result of or related to any Contagion Event, Seller Parent, Seller and UIM (x) shall generally operate the Southeast Homeowners Lines business in the ordinary course of business consistent with its past practices; and (y) shall not do any of the following: (i) fail to pay or satisfy when due any material liability with respect to the Insurance Policies; (ii) modify or amend in any material respect or extend or terminate any Applicable Reinsurance Agreement or waive, release or assign any material rights or claims thereunder or enter into any Contract which would, if entered into prior to the date hereof, have been an Applicable Reinsurance Agreement; (iii) make any material changes in claims administration, reinsurance, reserving, actuarial, underwriting, claims or accounting practices or policies applicable to the Insurance Policies, except as required by SAP or any insurance regulatory authority with jurisdiction over Seller; (iv) increase the base salary (or wages) or target incentive compensation opportunity paid or payable to any Covered Employee, except for increases in the ordinary course of business; or (v) enter into any Contract or make any commitment with respect to any of the foregoing. SECTION 6.2 General Cooperation.

20 1007429509v4 (a) Upon the terms and subject to the conditions and other agreements set forth in this Agreement, each of the parties (i) shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, as soon as practicable after the date of this Agreement, the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and (ii) (A) shall refrain from taking any actions that would reasonably be expected to impair, delay or impede the Closing and (B) not in limitation of any other provision of this Agreement, shall use commercially reasonable efforts to cause all the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement to be met as soon as reasonably practicable. (b) Each party shall, in connection with the efforts referenced in Section 6.2(a), keep the other party reasonably apprised of the status of the matters relating to the completion of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, including by providing the other party with copies of any orders or authorizations necessary in order to consummate the transactions contemplated by the Transaction Documents to which it is a party. (c) Each of Seller, Seller Parent and UIM shall cause its Affiliates to cooperate with Purchaser and its Affiliates in connection with fulfilling its obligations and duties arising under this Agreement, and each of Seller, Seller Parent and UIM will enter into and execute amendments to any contracts with such Affiliates as may be necessary or appropriate to fulfill the terms of this Agreement. At a minimum, such amendments shall cause such Affiliates to assign any right, title, or interest they may have to Renewal Rights, except as set forth in this Agreement. (d) UIM agrees to be bound by any covenant, duty or obligation applicable to the Seller under this Agreement to the extent such covenant, duty or obligation requires consent, cooperation or performance by UIM in order for Seller to comply with such covenant, duty or obligation. If any provision of this Agreement conflicts with any provision of that certain agreement, dated March 12, 1999, as amended from time to time, between Seller and the UIM, Seller and UIM hereby agree that the UIM Agreement shall be deemed to be waived to avoid any such conflict with the provisions of this Agreement. SECTION 6.3 Regulatory Filings. (a) Seller and Purchaser shall each use their respective commercially reasonable efforts, and shall cooperate fully (i) to comply as promptly as practicable with all governmental requirements applicable to the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and (ii) to obtain as promptly as practicable all necessary permits, orders or other consents, approvals or authorizations of Governmental Entities necessary in connection with the consummation of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party (each, a “Governmental Authorization”). In connection therewith, Seller and Purchaser shall make or cause to be made all legally required filings as promptly as practicable in order to facilitate prompt consummation of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party, shall provide such information and communications to Governmental Entities as

21 1007429509v4 such Governmental Entities may request, shall take all steps that are necessary, proper or advisable to avoid any Action by any Governmental Entity with respect to the transactions contemplated by this Agreement or any other Transaction Document to which it is a party, shall defend or contest in good faith any Action by any third party (excluding any Governmental Entity) challenging this Agreement, any of the other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby, or that could otherwise prevent, impede, interfere with, hinder or delay in any material respect the consummation of the transactions contemplated hereby or thereby, including by using commercially reasonable efforts to have vacated or reversed any stay or temporary restraining order entered with respect to the transactions contemplated by this Agreement or any other Transaction Document to which it is a party in connection with any Action brought by any third party (excluding any Governmental Entity). Each of Seller and Purchaser shall not take or cause to be taken any action that, to its Knowledge, would be reasonably likely to materially delay or impair the receipt of any such permits, orders or other consents from a Governmental Entity. (b) Without limiting the generality of the foregoing, within twenty (20) Business Days following the date hereof, each of Seller and Purchaser shall make all required filings and notifications set forth on Section 6.3 of the Seller Disclosure Schedule. Notwithstanding the foregoing, Seller shall only be required to file Withdrawal Plans in the Territory on or prior to June 1, 2022. (c) Subject to Applicable Laws relating to the sharing of information, each of the parties shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent, approval, waiver or authorization is required to consummate the transactions contemplated by this Agreement and the other Transaction Documents, including promptly furnishing each other copies of any written or electronic communication, and shall promptly advise each other when any such communication causes such party to believe that there is a reasonable likelihood that any such consent, approval, waiver or authorization will not be obtained or that the receipt of any such consent, approval, waiver or authorization will be materially delayed or conditioned. Prior to the Closing, Seller and Purchaser shall not, and shall not permit any of their respective Representatives to participate in any live or telephonic meeting with any Governmental Entity in respect of any consent, approval, waiver or authorization or investigation or other inquiry (other than for routine or ministerial matters or a telephone call initiated by such Governmental Entity and not scheduled in advance) relating to the transactions contemplated by this Agreement and the other Transaction Documents, unless it consults with the other party in advance and, to the extent permitted by Applicable Law and by such Governmental Entity, gives the other party the opportunity to attend and participate in such meeting. (d) Notwithstanding anything to the contrary in this Agreement, neither party nor any of their respective Affiliates shall be required to disclose pursuant to this Section 6.3 (i) any information that in the reasonable judgment of such party would result in the disclosure of any trade secrets of such party or Third Parties, (ii) any privileged information or confidential competitive information or (iii) any information to the other party or any of its Affiliates that in the reasonable judgment of such non-disclosing party would violate any of its contractual obligations with respect to confidentiality. Neither party shall be required to comply with any of

22 1007429509v4 the foregoing provisions of this Section 6.3(d) or Section 6.3(c) to the extent that such compliance would be prohibited by Applicable Law. SECTION 6.4 No Provision of Services and Systems. Except in respect of the services provided by Seller in accordance with Article 17 of the Reinsurance Agreement and as provided in Section 6.11 below, Purchaser shall be solely responsible for obtaining, and shall use commercially reasonable efforts to obtain, at Purchaser’s sole cost and expense, any licenses, services and systems required to perform Purchaser’s obligations following the Closing in connection with the transactions contemplated by this Agreement. SECTION 6.5 Reinsurance Agreements. Prior to the Closing Date, the parties shall cooperate and use commercially reasonable efforts to take all actions which the Reinsurance Agreement states that the parties shall take or shall have taken prior to the Closing Date. After the date hereof, Purchaser and Seller shall negotiate in good faith the terms and conditions for the reinsurance by Purchaser of all of Seller’s liabilities in respect of the Southeast Homeowners Lines from and after June 1, 2022 and shall use their commercially reasonable efforts to enter into a reinsurance agreement in respect thereof as promptly as practicable. SECTION 6.6 Confidentiality. (a) The terms of the confidentiality agreement, dated November 21, 2021 (the “Confidentiality Agreement”), between the Seller and Purchaser are incorporated into this Agreement by reference and shall continue in full force and effect until the Closing, at which time the confidentiality obligations under the Confidentiality Agreement shall terminate; provided, however, to the extent of any conflict between the provisions of the Confidentiality Agreement and the provisions of this Section 6.6, the provisions of this Section 6.6 shall govern. If, for any reason, the transactions contemplated by this Agreement are not consummated, the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms. (b) Each of Seller, Seller Parent and UIM, on the one hand, and Purchaser, on the other hand (each, the “Receiving Party”), hereby covenants and agrees, each on behalf of itself and on behalf of their respective Affiliates, that from and after the Closing Date, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of the other party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under this Agreement or the other Transaction Documents, (iii) to the extent necessary for the enforcement of the rights of such Receiving Party and its Affiliates under this Agreement or the other Transaction Documents, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes or (v) as required under any Applicable Law. If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 6.6. In the event that such protective order or other remedy is not

23 1007429509v4 obtained, or the Disclosing Party waives compliance with this Section 6.6, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded the Confidential Information. (c) The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives, acknowledges that a breach of its obligations under this Section 6.6 may result in irreparable injury to the Disclosing Party. In the event of the breach by the Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 6.6 to be performed, the Disclosing Party shall be entitled to the remedies provided in Section 11.9. (d) For the purposes of this Agreement, “Confidential Information” means all information of any kind concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates or Representatives in connection with the transactions contemplated by this Agreement and the other Transaction Documents, except information (i) ascertainable or obtained from public or published sources, (ii) received from a third party who is under no obligation to keep such information confidential, (iii) which is or becomes known to the public (other than through a breach of this Agreement or any other confidentiality or non-disclosure obligation of any Person), (iv) which was in the Receiving Party’s possession prior to disclosure thereof to the Receiving Party and which was not subject to any obligation to keep such information confidential; or (v) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information. SECTION 6.7 Further Assurances. At any time after the Closing Date, each party shall or shall cause its Affiliates to promptly execute, acknowledge and deliver any assurances or documents reasonably requested by the other party and necessary for each party as to satisfy its obligations hereunder or to give effect to the provisions of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby. SECTION 6.8 Public Announcement. The parties shall consult with each other before issuing any press release or other public statement or communication with respect to this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby, and each party will accept reasonable comments it deems appropriate or desirable to any such release, statement or communication; provided, that the parties hereto may, without the prior consent of the other parties (but after prior consultation, to the extent practicable in the circumstances), issue such communication or make such public statement as may be required by Applicable Law or stock exchange rules. The parties shall cooperate in good faith to jointly develop all public communications. SECTION 6.9 Employee Matters. (a) No later than sixty (60) calendar days after the Closing, Purchaser or its Affiliate may offer employment to any Covered Employees that Purchaser or its Affiliate wishes to employ as of the Closing, and any such Covered Employees who accept those offers shall be

24 1007429509v4 transferred to Purchaser or its Affiliate as of a date to be mutually agreed between Seller, UIM and the Purchaser or Purchaser’s Affiliate (the “Employment Transfer Date”). Any other Covered Employees who do not receive an offer from Purchaser or do not accept an offer of employment as of the Employment Transfer Date shall not transfer to Purchaser (or its Affiliate) and shall remain employed by Seller, UIM or such other Affiliate of Seller as of the Employment Transfer Date, and Seller, UIM or such other Affiliate of Seller, as applicable, shall be responsible for all costs, including severance (if applicable) relating to those non-transferred Covered Employees. (b) Nothing herein expressed or implied in this Section 6.9 shall confer upon any Covered Employee or legal representatives thereof, any rights or remedies, including, without limitation, right to employment or continued employment for any specified period, under or by reason of this Agreement. The parties hereto acknowledge and agree that all provisions contained in this Section 6.9 are included for the sole benefit of the parties hereto, and that nothing in this Agreement, whether express or implied, shall create any third-party beneficiary or other rights in any other Person, including any Covered Employee or any dependent or beneficiary thereof. SECTION 6.10 New and Renewal Policies and Ancillary Coverage. To the extent Seller issues or renews Insurance Policies at the direction of Purchaser or as required by Applicable Law prior to the Policy Replacement Date, Seller agrees to issue federal flood insurance on substantially the same terms and conditions and at the substantially the same rates as it did immediately prior to the date of this Agreement and to facilitate the sale of ancillary insurance policies underwritten by other insurance companies not affiliated with Seller (“Ancillary Policies”) to Policyholders. All commissions and fees earned on the sale of Ancillary Policies by Seller prior to the Policy Replacement Date shall be retained by Seller. SECTION 6.11 Administration. Seller shall continue to administer the Insurance Policies, including billing, collection, claims adjustment and other Policyholder services until a Purchaser Replacement Stub Policy is issued in replacement for such Insurance Policy. Purchaser shall be responsible for the administration of all Purchaser Replacement Stub Policies and all Purchaser Replacement Policies, including billing, collection, claims adjustment and other Policyholder services. ARTICLE VII. RENEWAL RIGHTS SECTION 7.1 General. (a) The parties hereto agree that the purpose of this Agreement is to transfer the Renewal Rights to the Purchaser and to effectuate the issuance or renewal by Purchaser or its Affiliate of Insurance Policies as promptly following the Closing Date as is reasonably practicable, subject in all cases to Applicable Law and the terms of this Agreement and the other Transaction Documents. Purchaser will be entitled to assign portions of the Renewal Rights to an Affiliate.

25 1007429509v4 (b) The parties hereto intend that (i) to the extent a Purchaser Replacement Stub Policy is permitted by Applicable Law, Seller Parent shall, and shall cause Seller and UIM to, cancel or otherwise cease renewing Insurance Policies effective as of the Policy Replacement Date, and Purchaser or its Affiliate will issue Purchaser Replacement Stub Policies for such Insurance Policies, and (ii) in all other cases to the extent permitted by Applicable Law, Seller Parent shall, and shall cause Seller and UIM to cease renewing Insurance Policies no later than the applicable Non-Renewal Date of each Insurance Policy, and Purchaser or its Affiliate will offer to issue a Purchaser Replacement Policy for such Insurance Policies no later than the applicable Non-Renewal Date of each such Insurance Policy. (c) The parties hereto agree to cooperate and consult in good faith with one another to the extent necessary or desirable to effectuate the foregoing. SECTION 7.2 Withdrawal Plan. (a) Notwithstanding anything to the contrary in this Agreement, each of Seller Parent, Seller, UIM and Purchaser shall, as soon as reasonably practicable following the date of this Agreement, consult and reasonably cooperate and collaborate with one another in connection with the implementation of a withdrawal plan (the “Withdrawal Plan”) to obtain any approvals or non-disapprovals from Governmental Entities set forth on Section 7.2 of the Seller Disclosure Schedule in order to achieve the successful and prompt withdrawal of Seller from the Southeast Homeowners Lines in the Territory, and in a manner designed to minimize any disruption to the conduct of the Southeast Homeowners Lines by the parties and any delay or impairment in the ability of the parties to consummate the transactions contemplated under this Agreement and the other Transaction Documents. Seller shall file the Withdrawal Plan with the Governmental Entities set forth on Section 7.2 of the Seller Disclosure Schedule no later than June 1, 2022. The terms and conditions of Section 6.3(c) and Section 6.3(d) hereof shall apply to this Section 7.2. (b) For the avoidance of doubt, the parties acknowledge and agree that each shall (i) in the first instance, use their commercially reasonable efforts to obtain the approval of each applicable Governmental Entity to allow Seller to cancel or otherwise cease renewing Insurance Policies and for Purchaser or its Affiliate to issue Purchaser Replacement Stub Policies as contemplated by Section 7.1(b)(i) and (ii) to the extent that a Governmental Entity disapproves or it becomes reasonably likely that a Governmental Entity will disapprove or otherwise not approve the use of Purchaser Replacement Stub Policies as contemplated by Section 7.1(b)(i), then the parties shall use their commercially reasonable efforts to implement the Withdrawal Plan to allow Seller to cease renewing Insurance Policies no later than the applicable Non-Renewal Date of each Insurance Policy, and Purchaser or its Affiliate to offer to issue a Purchaser Replacement Policy (excluding Purchaser Replacement Stub Policies) as contemplated by Section 7.1(b)(ii). SECTION 7.3 Information Concerning the Insurance Policies. (a) Seller Parent, Seller and UIM shall provide Purchaser no more than one (1) Business Day prior to the Closing Date (i) a list, which is true and complete in all material respects, of the Insurance Policies that are either (x) in force on such date or (y) lapsed as of such

26 1007429509v4 date but subject to reinstatement, as well as (ii) a list of all still in-force policies that were not renewed during the 90 days preceding such date but that would have been Insurance Policies had they been in effect on the Closing Date. In addition, on the Closing Date subject to Applicable Law, Seller Parent, Seller and UIM will deliver to Purchaser via electronic media substantially all of Seller Parent’s, Seller’s and UIM’s data and information in their possession that has been collected or produced by them primarily in connection with Insurance Policies since January 1, 2016, including, without limitation, data and information primarily relating to claims, policyholder applications, underwriting, policy administration and property inspections with respect to the Insurance Policies. (b) Subject to Applicable Law and the Seller Privacy Policies, Seller Parent, Seller and UIM shall furnish any additional information as may be reasonably requested by Purchaser to exercise its Renewal Rights, including claims files that are complete in all material respects, the name and address of the policyholder, the policy number, the coverage provided by the policy, the total premium for the policy, the amount of premium paid by the policyholder, the amount of unpaid premium, the terms of any payment plan applicable to the policy, the amount of unearned premium reserves attributed to the policy, and name and contact information for the policyholder’s agent of record. (c) In cooperation with Purchaser, each of Seller Parent, Seller and UIM shall use commercially reasonable efforts to ensure that the reinsurers, reinsurance intermediaries and other Persons relating to the Insurance Policies are notified concerning the transactions contemplated hereby to the extent reasonably requested by the Purchaser to facilitate the Purchaser’s exercise of the Renewal Rights. (d) Purchaser shall not, and will not permit any of its Affiliates or any of their respective Representatives, to use any of the information referred to in this Section 7.3, including any information relating to Policyholders, Producers, and/or the Insurance Policies, in a manner that would (i) cause Seller Parent, Seller or UIM or their Affiliates to be in breach of any Contract with any Person or Applicable Law, and (ii) be in violation of any Applicable Law including any applicable state or federal privacy laws. Except as expressly set forth in Article III of this Agreement, Seller Parent, Seller and UIM shall have no Liability for the accuracy of the data provided to Purchaser under this Section 7.3. (e) Nothing herein shall require Seller Parent, Seller or UIM or their Affiliates to disclose any information to Purchaser, its Affiliates or any of their respective Representatives if such information is not primarily related to the Insurance Policies or to the extent any such information related to the Insurance Policies cannot in the exercise of good faith by Seller Parent, Seller and UIM and their Affiliates be segregated or separated, without material cost or effort, from information that they believe in good faith is not permitted to be disclosed or transferred to Purchaser or its Affiliates pursuant to applicable Law or that would otherwise reveal sensitive competitive information concerning the business of Seller Parent, Seller and UIM and hteir Affiliates (other than the Insurance Policies). SECTION 7.4 Non-Renewals.

27 1007429509v4 (a) As soon as practicable following the Closing Date and in any event no later than (i) to the extent the applicable Governmental Entity with jurisdiction over Insurance Policies issued or written within the Territory has approved the cancellation of an Insurance Policy and issuance of a Purchaser Replacement Stub Policy prior to the first renewal date of such Insurance Policy, as soon as practicable following the approval of such Governmental Entity or such other date as mutually agreed by the parties, (ii) to the extent the applicable Governmental Entity with jurisdiction over Insurance Policies issued or written within the Territory, the first renewal date of each Insurance Policy occurring after the Closing Date or (iii) with respect to such Insurance Policies as remain in effect with Seller subsequent to such renewal date on account of any Permitted Exception, the next such policy renewal date or, if that is not permitted on account of a Permitted Exception, the earliest following policy renewal date on which the Insurance Policy may be non-renewed in accordance with Applicable Law and the terms of this Agreement and the other Transaction Documents (as applicable, the “Non-Renewal Date”), Seller, Seller Parent, UIM and Purchaser shall cooperate, as permitted or required by Applicable Law, to send to each Policyholder selected by the Purchaser a written notice, the forms of which shall be agreed among the parties, notifying such Policyholder of the non- renewal or cancellation of such Insurance Policy by Seller. The parties shall cooperate, as permitted or required by Applicable Law, to send a copy of such non-renewal or cancellation notice to the Producer of such Insurance Policy and, subject to Applicable Law, shall also send a notice, the forms of which shall be agreed among the parties following the date hereof, to such Producer, informing such Producer of the availability of replacement insurance from Purchaser or its Affiliate and encouraging such Producer to place such insurance with Purchaser or its Affiliate. For the avoidance of doubt, Seller, Seller Parent or UIM will produce and send the notices contemplated by this Section 7.4(a) at its own expense, and all postage costs and other expenses relating to the delivery of such notices shall be borne by Seller, Seller Parent or UIM. (b) Notwithstanding anything in this Agreement to the contrary: (i) except to the extent required by Applicable Law, in no event shall Seller be obligated under this Agreement to renew any Insurance Policy subsequent to the applicable Non-Renewal Date, or to send any notices to Policyholders or their appointed Producers or otherwise attempt to encourage Policyholders to obtain coverage with Purchaser after such date; and (ii) with respect to Insurance Policies covering risks located in a Territory in which approvals or non-disapprovals from Governmental Entities set forth on Section 7.2 of the Seller Disclosure Schedule are received, Seller shall renew or non-renew, as the case may be, such Insurance Policies in accordance with Applicable Law. SECTION 7.5 Purchaser Replacement Policies. In connection with the transfer hereunder of the Renewal Rights to Purchaser, Purchaser agrees, from and after the Closing Date, that: (a) Purchaser or its Affiliate shall quote, write and issue, and/or cause to be quoted, written or issued, the Purchaser Replacement Policies to every Policyholder, as provided herein, and effect the orderly transition of the Insurance Policies to Purchaser Replacement Policies on (i) with respect to Purchaser Replacement Stub Policies, approved or authorized policy forms and rates of Purchaser or its Affiliate that reflect substantially the same terms, forms, coverages and rates as those applicable to the Insurance Policies as of the Closing Date and (ii) with respect to other Purchaser Replacement Policies, approved or authorized policy

28 1007429509v4 forms and rates of Purchaser or its Affiliate in each case subject to exceptions for material misstatement, nonpayment of premium, substantial change in the risk or fraud, in each case in accordance with Applicable Law, the Withdrawal Plan and the terms of the Insurance Policies, this Agreement and the other Transaction Documents. (b) Purchaser and its Affiliate (as applicable) shall use commercially reasonable efforts to possess, secure, and maintain, in full force and effect, (i) all material licenses, authorizations and permits, and (ii) all approved insurance forms and rates, in both the case of (x) and (y), necessary for Purchaser or its Affiliate as applicable to write, issue, renew and service the Purchaser Replacement Policies, as contemplated herein, in each jurisdiction in the Territory in which Purchaser or its Affiliate is required by Applicable Law to possess such license, authorization, permit, forms and rates in order to write, issue, renew and service the Purchaser Replacement Policies, as provided herein. (c) Promptly after the issuance of a Purchaser Replacement Policy by the Purchaser or its Affiliates, the Seller will pay to the Purchaser or its Affiliates the unearned premium, less the unearned agent commission attributable to the Insurance Policy canceled and replaced by such Purchaser Replacement Policy, and following such payment the Seller shall have no liability for any return premium or agent commission obligation due to or from the Producer of such Insurance Policy. It is the intent of the parties to make the replacement policy process seamless to the policyholder and the agent by having the Seller transfer to the Purchaser or its Affiliates the rights and obligations with respect to return premium and agent commission payments typically due to or from a Producer in partial consideration for the Renewal Rights and the issuance of a Purchaser Replacement Policy, including a Purchaser Replacement Stub Policy. This Section 7.5(c) shall not be applicable with respect to any Insurance Policy that is cancelled or non-renewed with no Purchaser Replacement Policy issued in respect thereof. SECTION 7.6 No Representations on Market Reaction. Notwithstanding anything contained herein to the contrary, Purchaser acknowledges and agrees that, except as expressly set forth in Article III hereof, no representation or warranty (express or implied) or covenant, or except as expressly set forth in Article IX hereof, no indemnity, is made herein, or has been made, by Seller, Seller Parent or UIM or their Affiliates, or their Representatives, that, regardless of whether the public becomes aware of the proposed transactions contemplated by this Agreement prior to, on or after the Closing Date: (a) any Producer, Policyholder, customer, client, or vendor relationships of Seller, Seller Parent or UIM or any of their Affiliates, or any other business relationships of Seller, Seller Parent or UIM or any of their Affiliates or other service providers, will or are likely to continue to do business with Purchaser and/or its Affiliates in the same manner as such business has been conducted historically with Seller, Seller Parent and UIM and their Affiliates, whether as a result of the transactions contemplated by this Agreement or otherwise; (b) the general reaction in the marketplace of third parties (including Producers, Policyholders, customers, clients and business prospects) to the sale of the Renewal Rights to Purchaser hereunder will be favorable; and

29 1007429509v4 (c) any Covered Employee will accept or continue in employment with Purchaser or its Affiliates at or after the Employment Transfer Date. SECTION 7.7 No Infringement of Producer Rights. Notwithstanding anything contained herein to the contrary, Purchaser acknowledges and agrees that neither Seller, Seller Parent nor UIM nor any of their Affiliates has the power or ability to require any Policyholder or Producer to renew, cancel or rewrite any Insurance Policy(ies) or offer to renew, cancel or rewrite any Insurance Policy(ies) with Purchaser or its Affiliates upon expiration or otherwise or to cause any Producer to place or offer to place any Purchaser Replacement Policies with Purchaser or its Affiliates. Nothing contained in this Agreement shall impair any rights that the Producers have to renewal rights or expirations with respect to the Insurance Policies or the Purchaser Replacement Policies by Applicable Law or contract. SECTION 7.8 No Limitations on Seller Parties’ Operations. Nothing in this Agreement shall limit in any way Seller’s, Seller Parent’s, UIM’s and/or their Affiliates’ ability to reinsure, merge, sell, acquire, consolidate, restructure, or reorganize, or take any actions similar to or in furtherance of the foregoing. SECTION 7.9 Noncompetition. For a period from the Closing Date to July 1, 2025, each of Seller, Seller Parent, and UIM on behalf of itself and each of its controlled subsidiaries (each, a “Restricted Person”), shall not, directly or indirectly, including without limitation through a joint venture, participation as a shareholder, as an owner of equity interest in any Person, or by contract with or management of any person, engage in marketing, selling, writing, renewing, or servicing (other than the servicing of those Insurance Policies existing as of the Closing Date or renewals of such Insurance Policies required by Applicable Law or as otherwise provided by the Transaction Documents) any insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance in the Southeast Homeowners Lines. A “Restricted Person” shall not include any Person once such Person is no longer a controlled subsidiary of Seller, Seller Parent or UIM. For the avoidance of doubt, nothing contained in this Section 7.9 shall be construed to restrict: (i) Seller Parent’s, Seller’s, UIM’s or their Affiliates’ commercial lines business within the Territory either in the present or in the future; (ii) Seller, Seller Parent, UIM and/or their Affiliates from owning (in the aggregate), either in the present or in the future, less than twenty percent (20%) of a Person which, either in the present or in the future, writes, renews, or services any insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance in the Southeast Homeowners Lines; provided that such Person shall not be permitted to sell, market or service any such insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance in the Southeast Homeowners Lines in the name of Seller Parent, Seller, UIM or their current or future Affiliates; and provided further that none of Seller Parent, Seller, UIM or their current or future Affiliates perform marketing, sales or servicing on behalf of such Person; or (iii) Seller, Seller Parent, UIM and/or their Affiliates from seeking and obtaining excess and surplus lines authority to write, renew, or service any insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance in any line of business, other than the Southeast Homeowners Lines. SECTION 7.10 Audit and Inspection Rights. Seller, Seller Parent, UIM and their Affiliates or their authorized Representatives shall have access to the books and records of Purchaser on matters relating to the Replacement Insurance Policies and Purchaser Replacement

30 1007429509v4 Premium upon reasonable advance written notice to Purchaser and at reasonable times during the regular business hours of Purchaser, at the location where such books and records are maintained in the ordinary course of business, for the purpose of obtaining information concerning this Agreement or the subject matter thereof. Likewise Purchaser, its Affiliates and Representatives shall have access to the books and records of Seller, Seller Parent and UIM upon reasonable advance written notice to such party and at reasonable times during the regular business hours of such party, at the location where such books and records are maintained in the ordinary course of business, for the purpose of, subject to Section 7.3(e), obtaining information concerning this Agreement or the subject matter thereof. With respect to the audit and inspection rights hereunder granted to Seller, Seller Parent, UIM and Purchaser, as applicable, such access shall not unreasonably interfere with the conduct of business of the other party, and be given in a manner to ensure the health and safety of any employee of such party in light of any Contagion Event or applicable Contagion Event Measures (provided, further, that Seller, Seller Parent, UIM and Purchaser, as applicable, shall use commercially reasonable efforts to allow for such access or disclosure in a manner that does not jeopardize such health and safety). It is understood that reasonable advance written notice shall not be less than five (5) business days. Seller, Seller Parent, UIM and Purchaser and their Affiliates or their authorized Representatives may make copies of records related to this Agreement, but at their sole expense. The audit and inspection rights provided by this Section 7.10 will expire January 1, 2024. ARTICLE VIII. CONDITIONS PRECEDENT SECTION 8.1 Conditions to Seller Parties’ Obligations. The obligations of Seller, Seller Parent and UIM to consummate the transactions contemplated hereby and the other actions to be taken by Seller, Seller Parent or UIM at the Closing are subject to the satisfaction or waiver by Seller, Seller Parent and UIM, on or prior to the Closing Date, of the following conditions: (a) All Governmental Authorizations required in connection with the transactions contemplated hereby set forth in Section 6.3 of the Seller Disclosure Schedule, shall have been obtained or made and shall be in full force and effect and all waiting periods required by Applicable Law shall have expired or been terminated. (b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction and no statute, rule or regulation of any Governmental Entity preventing the consummation of any transaction contemplated hereby or by any other Transaction Document shall be in effect; provided, however, that the party invoking this condition shall have used commercially reasonable efforts to have any such order or injunction vacated. (c) No Action brought by any Governmental Entity shall be pending before any Governmental Entity that has the effect, or would be reasonably likely to have the effect if determined adversely, of preventing the consummation of any transaction contemplated hereby or by the other Transaction Documents; and no Action brought by any third party that is reasonably likely to result in one of the foregoing effects shall be pending before any Governmental Entity.

31 1007429509v4 (d) Purchaser shall have delivered or caused to be delivered each of the documents required to be delivered by it pursuant to Section 2.3(b). (e) All third-party consents, waivers or approvals set forth on Section 3.4(a) of the Seller Disclosure Schedule shall have been obtained or made and shall be in full force and effect. (f) (i) All of the representations and warranties that Purchaser has made in Sections 4.1, 4.2 and 4.8 (the “Purchaser Fundamental Representations”) shall be true and correct in all respects and (ii) all of the other representations and warranties that Purchaser has made in Article IV shall be true and correct in all material respects (without regard to any qualifications or references to “Purchaser Material Adverse Effect”, “material” or any other materiality qualifications or references contained in any specific representation or warranty), in each case, as of the date hereof and at and as of the Closing Date (other than any representation or warranty expressly made as of another date, which representation or warranty shall have been true and correct as of such date). (g) Purchaser shall have performed and complied in all material respects with all agreements, obligations, undertakings and covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date. (h) Seller shall have received the Upfront Renewal Rights Commission on the Initial Payment Date. SECTION 8.2 Conditions to Purchaser’s Obligations. The obligations of Purchaser to consummate the transactions contemplated hereby and the other actions to be taken by Purchaser at the Closing are subject to the satisfaction or waiver by Purchaser, on or prior to the Closing Date, of the following conditions: (a) All Governmental Authorizations required in connection with the transactions contemplated hereby set forth in Section 6.3 of the Seller Disclosure Schedule, shall have been obtained or made and shall be in full force and effect and all waiting periods required by Applicable Law shall have expired or been terminated. (b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction and no statute, rule or regulation of any Governmental Entity preventing the consummation of any transaction contemplated hereby or by any other Transaction Document shall be in effect; provided, however, that the party invoking this condition shall have used commercially reasonable efforts to have any such order or injunction vacated. (c) No Action brought by any Governmental Entity shall be pending before any Governmental Entity that has the effect, or would be reasonably likely to have the effect if determined adversely, of preventing the consummation of any transaction contemplated hereby or by the other Transaction Documents; and no Action brought by any third party that is reasonably likely to result in one of the foregoing effects shall be pending before any Governmental Entity.

32 1007429509v4 (d) Seller shall have delivered or caused to be delivered each of the documents required to be delivered by it pursuant to Section 2.3(a). (e) (i) All of the representations and warranties that each of Seller, Seller Parent and UIM, as applicable, has made in Sections 3.1, 3.2 and 3.13 (the “Seller Fundamental Representations”) shall be true and correct in all respects and (ii) all of the other representations and warranties that each of Seller, Seller Parent and UIM, as applicable, has made in Article III shall be true and correct in all material respects (without regard to any qualifications or references to “Material Adverse Effect”, “material” or any other materiality qualifications or references contained in any specific representation or warranty), in each case, as of the date hereof and at and as of the Closing Date (other than any representation or warranty expressly made as of another date, which representation or warranty shall have been true and correct as of such date). (f) Each of Seller, Seller Parent and UIM, as applicable, shall have performed and complied in all material respects with all agreements, obligations, undertakings and covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date. ARTICLE IX. INDEMNIFICATION SECTION 9.1 Indemnification of Purchaser by Seller Parties. Each of Seller, Seller Parent and UIM shall, jointly and severally, indemnify, defend and hold harmless Purchaser and its Affiliates, and its respective officers, directors and employees (the “Purchaser Indemnified Parties”) from and against, and pay and reimburse the Purchaser Indemnified Parties for, all Losses imposed on, sustained, incurred or suffered by, or asserted against, the Purchaser Indemnified Parties to the extent such Losses arise out of: (a) any breach of any representation or warranty made by Seller, Seller Parent or UIM in Article III of this Agreement (without regard to any qualifications or references to “Material Adverse Effect”, “material” or any other materiality qualifications or references contained in any specific representation or warranty); (b) any breach or nonfulfillment by Seller, Seller Parent or UIM of, or any failure by Seller, Seller Parent or UIM to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement; and (c) any liabilities under Insurance Policies arising prior to the Effective Date of this Agreement and the Reinsurance Agreement. SECTION 9.2 Indemnification of Seller Parties’ by Purchaser . Purchaser shall indemnify, defend and hold harmless Seller, Seller Parent, UIM and their Affiliates, and their respective officers, directors and employees (the “Seller Indemnified Parties”) from and against, and pay and reimburse the Seller Indemnified Parties for, all Losses imposed on, sustained or incurred or suffered by, or asserted against, the Seller Indemnified Parties to the extent such Losses arise out of:

33 1007429509v4 (a) any breach of any representation or warranty made by Purchaser in Article IV of this Agreement (without regard to any qualifications or references to “Purchaser Material Adverse Effect”, “material” or any other materiality qualifications or references contained in any specific representation or warranty); (b) any breach or nonfulfillment by Purchaser of, or any failure by Purchaser to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement; and (c) any liabilities under Insurance Policies arising after the issuance of a Purchaser Replacement Policy. SECTION 9.3 Indemnification Procedures. (a) Any Purchaser Indemnified Party or Seller Indemnified Party who may be entitled to be indemnified and held harmless under Section 9.1 or Section 9.2 (the “Indemnified Party”), shall promptly notify the party obligated to indemnify such Indemnified Party (the “Indemnifying Party”) in writing of any pending or threatened claim, demand or allegation by a third party that the Indemnified Party has determined has given or could reasonably give rise to such a right under this Agreement (including a pending or threatened claim, demand or allegation asserted by a third party against the Indemnified Party, such claim, demand or allegation, a “Third-Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand and the specific allegations thereof; provided, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent the Indemnifying Party is prejudiced by such failure. Following delivery of a notice of a Third-Party Claim, the Indemnified Party shall deliver to the Indemnifying Party, promptly (and in any event within two (2) Business Days) after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third- Party Claim. (b) Following receipt of a notice of a Third-Party Claim from the Indemnified Party pursuant to Section 9.3(a), the Indemnifying Party may assume the defense and control of such Third-Party Claim by delivery of written notice to the Indemnified Party. The assumption of the defense by the Indemnifying Party of any Third-Party Claim shall not require the Indemnifying Party to agree to be liable for any Losses in respect of such Third-Party Claim and shall be without prejudice to any rights or defenses of the Indemnifying Party in respect of whether the Indemnified Party is entitled to indemnification under this Article IX for any particular Loss or Losses. (c) If the Indemnifying Party assumes the defense of any Third-Party Claim, the Indemnifying Party shall allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third-Party Claim with its own counsel and at its own expense, and the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. The Indemnified Party shall, and shall cause each of its Affiliates and Representatives to, cooperate fully with the Indemnifying Party in the defense of any Third-Party Claim. The Indemnifying Party shall be

34 1007429509v4 authorized to consent to a settlement of, or the entry of any judgment arising from, any Third- Party Claim, with the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed); provided, that the Indemnifying Party may consent to a settlement of, or the entry of any judgment arising from, any Third-Party Claim, without the prior written consent of the Indemnified Party if (i) such settlement provides only for the payment of monetary damages (and does not impose any injunctive relief or otherwise impose any conditions or restrictions on the Indemnified Party or its Affiliates) and does not involve any finding or admission of any violation of Law on the part of the Indemnified Party or its Affiliates, (ii) the Indemnifying Party pays or causes to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness of such settlement and (iii) the Indemnifying Party obtains, as a condition of any settlement or other resolution, a complete and unconditional release of the Indemnified Party and its Affiliates from any and all liability in respect of such Third-Party Claim. (d) The Indemnifying Party shall not have any liability under this Article IX for any Losses arising out of or in connection with any Third-Party Claim that is settled or compromised by the Indemnified Party without the prior written consent of the Indemnifying Party. SECTION 9.4 Certain Limitations. No Indemnifying Party shall be obligated to indemnify and hold harmless its respective Indemnified Party under Section 9.1(a) or Section 9.2(a) (other than in respect of any Seller Fundamental Representations or Purchaser Fundamental Representations) (a) in respect of any Loss incurred or suffered by any Indemnified Party that is not a Qualifying Loss and (b) unless and until the aggregate amount of all Qualifying Losses of the Indemnified Parties under Section 9.1(a) or Section 9.2(a), as the case may be, exceeds $100,000 (the “Deductible”), at which point such Indemnifying Party shall be liable to its respective Indemnified Parties for the full amount of Qualifying Losses in excess of the Deductible, under Section 9.1(a) or Section 9.2(a), as the case may be, subject to the limitations set forth in this Article IX. The maximum aggregate liability of Seller, Seller Parent and UIM, on the one hand, and Purchaser on the other hand, to their respective Indemnified Parties for any and all Losses under Section 9.1(a), in the case of Seller, Seller Parent and UIM, or Section 9.2(a), in the case of Purchaser, shall be $1,000,000. SECTION 9.5 Exclusive Remedy. Following the Closing, and except as otherwise provided in Section 11.9, the indemnification provisions of Article IX and as otherwise provided in the other Transaction Documents shall be the sole and exclusive remedies of the Indemnified Party for any claim related to the transactions contemplated by this Agreement. SECTION 9.6 Additional Indemnification Provisions. (a) With respect to each indemnification obligation in this Article IX, all Losses shall be net of any related Eligible Insurance Proceeds (as defined below). (b) In any case where the Indemnified Party or its Affiliates recovers from a third party any amount in respect of any Loss paid by the Indemnifying Party pursuant to this Article IX, the Indemnified Party shall promptly pay over to the Indemnifying Party the amount

35 1007429509v4 so recovered (after deducting therefrom the amount of reasonable costs incurred by it or its Affiliates in procuring such recovery, which costs shall not exceed the amount so recovered) but not in excess of the sum of (i) any amount previously paid by the Indemnifying Party to or on behalf of the Indemnified Party in respect of such claim and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such Loss. (c) If any portion of Losses to be paid by the Indemnifying Party pursuant to this Article IX could be recovered from a third party not affiliated with the Indemnified Party based on the underlying claim or demand asserted against the Indemnifying Party, then the Indemnified Party shall promptly give notice thereof to the Indemnifying Party and, upon the request of the Indemnifying Party, shall use commercially reasonable efforts to collect the maximum amount recoverable from such third party, in which event the Indemnifying Party shall reimburse the Indemnified Party for all reasonable costs and expenses incurred in connection with such collection (which costs and expenses of collection shall not exceed the amount recoverable from such third party). If any portion of Losses actually paid by the Indemnifying Party pursuant to this Article IX could have been recovered from a third party not affiliated with the Indemnified Party based on the underlying claim or demand asserted against the Indemnifying Party, then the Indemnified Party shall transfer, to the extent transferable, such of its rights to proceed against such third party as are necessary to permit the Indemnifying Party to recover from such third party any amount actually paid by the Indemnifying Party pursuant to this Article IX. (d) If any portion of Losses to be paid by the Indemnifying Party pursuant to this Article IX may be covered, in whole or in part, by third-party insurance coverage, the Indemnified Party shall promptly give notice thereof to the Indemnifying Party; provided, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent the Indemnifying Party is prejudiced by such failure. The Indemnified Party shall, and shall cause its Affiliates to, use commercially reasonable efforts to collect the maximum amount of insurance proceeds thereunder, and all such proceeds actually collected in respect of any Loss (net of (i) the amount of reasonable costs incurred by the Indemnified Party or its Affiliates in collecting such proceeds and (ii) the present value of any increase in insurance premiums or other charges paid or reasonably expected to be paid by the Indemnified Party or its Affiliates arising out of such Loss) shall be considered “Eligible Insurance Proceeds.” (e) The Indemnifying Party shall not be liable under this Article IX in respect of any Loss which is contingent unless and until such contingent Loss becomes an actual liability and is due and payable. (f) The Indemnified Party shall, and shall cause its Affiliates to, procure that all commercially reasonable steps are taken, and all commercially reasonable assistance is given to avoid or mitigate any Losses, which in the absence of mitigation might give rise to or increase a Loss in respect of any claim under this Article IX. In the event the Indemnified Party or its Affiliates fails to so mitigate an indemnifiable Loss, the Indemnifying Party shall have no liability for any portion of such Loss that could reasonably have been avoided had the Indemnified Party or its Affiliates made such efforts.

36 1007429509v4 (g) The parties hereto acknowledge and agree that the same Loss may be subject to indemnification under more than one subsection of Section 9.1(a) or Section 9.2(a), respectively; provided, however, that in no event shall the Seller Indemnified Parties, on the one hand, or the Purchaser Indemnified Parties, on the other hand, be entitled to duplicative recoveries for the same underlying Loss; and, provided, further, that there shall be no indemnification pursuant to Section 9.1 or Section 9.2 with respect to any Losses which are expressly subject to indemnification under any of the other Transaction Documents, the sole remedy for which shall be as set forth in such other Transaction Documents. (h) If, prior to the Closing, Purchaser has knowledge of any breach by any of Seller, Seller Parent or UIM, as applicable, of any representation, warranty, covenant or agreement contained in this Agreement, Purchaser shall be deemed to have waived such breach, and Purchaser and the other Purchaser Indemnified Parties shall not be entitled to indemnification pursuant to Section 9.1 to sue for Losses or to assert any other right or remedy arising from any matters relating to such breach, notwithstanding anything to the contrary contained herein. SECTION 9.7 Tax Treatment of Indemnity Payments. Seller and Purchaser agree to report each indemnification payment made in respect of a Loss as an adjustment to the Renewal Rights Commission for federal income Tax purposes unless otherwise required by Law. SECTION 9.8 Survival. (a) The representations and warranties of Seller, Seller Parent, UIM and Purchaser contained in this Agreement shall survive the Closing solely for purposes of this Article IX and shall terminate and expire on the twelve (12) month anniversary of the Closing Date; provided, that the Seller Fundamental Representations and the Purchaser Fundamental Representations shall survive indefinitely, or until the latest date permitted by Applicable Law. Any claim for indemnification in respect of any representation or warranty that is not asserted by notice given as required herein prior to the expiration of the specified period of survival shall not be valid, and any right to indemnification is hereby irrevocably waived after the expiration of such period of survival. Any claim properly made for a Loss in respect of such a breach asserted within such period of survival as herein provided will be timely made for purposes hereof. (b) To the extent that it is to be performed after the Closing, each covenant in this Agreement will survive and remain in effect in accordance with its terms plus a period of six (6) months thereafter, after which no claim for indemnification with respect thereto may be brought hereunder. All covenants in this Agreement that by their terms are required to be fully performed prior to the Closing will not survive the Closing, after which time no claim for indemnification with respect thereto may be brought hereunder. ARTICLE X. TERMINATION PRIOR TO CLOSING SECTION 10.1 Termination of Agreement. (a) This Agreement may be terminated prior to the Closing:

37 1007429509v4 (i) by the written agreement of each of the parties hereto; (ii) by any party hereto in writing, if there shall be any order, injunction or decree of any Governmental Entity that prohibits or restrains any party from consummating the transactions contemplated hereby, and such order, injunction or decree shall have become final and non-appealable with respect to such party; provided, that the party seeking to terminate this Agreement pursuant to this Section 10.1(a)(ii) shall have performed in all material respects its obligations under this Agreement; (iii) by any party hereto in writing, if a breach of any provision of this Agreement that has been committed by the other party would cause the failure of any mutual condition to the Closing or any condition to the Closing for the benefit of the non- breaching party and such breach is not capable of being cured or is not cured within thirty (30) calendar days after the breaching party receives written notice from the non- breaching party that the non-breaching party intends to terminate this Agreement pursuant to this Section 10.1(a)(iii); or (iv) by any of the parties hereto on or after the Cut-Off Date. (b) If this Agreement is terminated pursuant to this Section 10.1, this Agreement shall become null and void and of no further force and effect without liability of either party (or any Representative of such party) to the other party to this Agreement, except for (i) the provisions of this Article X, Article XI and Section 6.6, and (ii) rights and obligations arising from any fraud or intentional breach by a party of its obligations under this Agreement prior to such termination. ARTICLE XI. GENERAL PROVISIONS SECTION 11.1 Fees and Expenses. Whether or not the Closing is consummated, each party hereto shall, except as otherwise provided in this Agreement, pay its own Transaction Expenses incident to preparing for, entering into and carrying out this Agreement, the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby. SECTION 11.2 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by e-mail; provided, that the e-mail is promptly confirmed, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person. Any such notice shall be deemed given when so delivered personally by courier or by overnight delivery service or sent by e-mail (and immediately after transmission, receipt of which has been confirmed by telephone by the sender) or, if mailed, four (4) Business Days after the mailing as follows: (a) if to Seller, Seller Parent or UIM:

38 1007429509v4 United Insurance Holdings Corp. 800 2nd Avenue S. St. Petersburg, Florida 33701 Telephone: (727) 471-1479 E-mail: badler@upcinsurance.com Attn: Brooke Adler with a copy (which shall not constitute notice) to: Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 Telephone: (212) 909 6870 (212) 909-7235 Email: etjuergens@debevoise.com dgrosgold@debevoise.com Attn: Eric T. Juergens David Grosgold (b) if to Purchaser: Homeowners Choice Property & Casualty Insurance Company, Inc. 5300 West Cypress Street Suite 100 Tampa, FL 33607 Telephone: (727) 560-4207 E-mail: kcoleman@HCIgroup.com Attn: Karin Coleman, President with a copy (which shall not constitute notice) to: Foley & Lardner LLP 100 North Tampa Street Suite 2700 Tampa, FL 33602 Telephone: (813) 225-4122 E-mail: ccreely@foley.com Attn: Curt Creely, Esq. SECTION 11.3 Amendment; Waivers, Etc. No amendment or modification of this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any

39 1007429509v4 of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity. SECTION 11.4 Entire Agreement; Third-Party Beneficiaries. This Agreement and the other Transaction Documents contain the entire agreement between the parties hereto with respect to the subject matter of this Agreement and the other Transaction Documents and supersede all prior agreements and understandings, oral or written, with respect to such matters. Except as provided in Article IX, this Agreement is for the sole benefit of the parties and their permitted successors and assigns and nothing expressed or implied in this Agreement is intended to or shall confer any rights, remedies, obligations or liabilities upon any Person other than the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. SECTION 11.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations under it may be assigned or delegated, in whole or in part, by any of the parties without the prior written consent of the other parties, and any attempted or purported assignment or delegation in violation of this Section 11.5 shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. SECTION 11.6 Governing Law; Jurisdiction; Enforcement. (a) This Agreement and its enforcement will be governed by, and interpreted in accordance with, the laws of the State of Florida applicable to agreements made and to be performed entirely within such State, without regard to any principles of conflicts of laws principles of such State that would provide for the application of the laws of any other jurisdiction. (b) Each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the Middle District of Florida, Tampa Division, and of any Florida state court sitting in Hillsborough County, for purposes of all legal proceedings arising out of or relating to this Agreement and the other Transaction Documents, or the transactions contemplated by this Agreement and the other Transaction Documents, or for recognition and enforcement of any judgment in respect thereof. In any such action, suit or other proceeding, each party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party also agrees that any final and unappealable judgment against a party in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the

40 1007429509v4 fact and amount of such award or judgment. Each party agrees that any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered, sent or mailed in accordance with Section 11.2, constitutes good, proper and sufficient service thereof. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6. SECTION 11.7 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is found by a court or other Governmental Entity of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. SECTION 11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, and may be delivered by facsimile or other electronic means intended to preserve the original graphic or pictorial appearance of a document. SECTION 11.9 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 11.6(b) in addition to any other remedy to which they are entitled at law or in equity. The parties hereby waive, in any action for specific performance, the defense of adequacy of a remedy at law and the posting of any bond or other security in connection therewith.

41 1007429509v4 SECTION 11.10 Reserves. Notwithstanding anything to the contrary in this Agreement, neither Seller, Seller Parent nor UIM nor any of their Affiliates makes any representation or warranty with respect to, and nothing contained in this Agreement, the other Transaction Documents, or in any other agreement, document or instrument to be delivered in connection with the transactions contemplated hereby, is intended or shall be construed to be a representation or warranty (express or implied) of Seller, Seller Parent or UIM or any of their Affiliates, for any purpose of this Agreement, the other Transaction Documents or any other agreement, document or instrument to be delivered in connection with the transactions contemplated hereby or thereby, with respect to (a) the adequacy or sufficiency of the Reserves, (b) the future profitability of the Southeast Homeowners Lines, (c) the effect of the adequacy or sufficiency of the Reserves on any “line item” or asset, Liability or equity amount or (d) that reinsurance recoverables taken into account in determining the amount of such Reserves will be collectible. [Remainder of page intentionally left blank]

1007429509v4 IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, all on the date first written above. UNITED PROPERTY AND CASUALTY INSURANCE COMPANY By: Name: B. Bradford Martz Title: Chief Financial Officer Date: December 30, 2021 UNITED INSURANCE HOLDINGS CORP. By: Name: B. Bradford Martz Title: President Date: December 30, 2021 UNITED INSURANCE MANAGEMENT, L.C. By: Name: B. Bradford Martz Title: Chief Financial Officer Date: December 30, 2021 HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC. By: Name: Karin Coleman Title: President Date: December 30, 2021

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, all on the date first written above. 1007429509v4 UNITED PROPERTY AND CASUALTY INSURANCE COMP ANY By: Name: B. Bradford Martz Title: Chief Financial Officer Date: December 30, 2021 UNITED INSURANCE HOLDINGS CORP. By: Name: B. Bradford Martz Title: President Date: December 30, 2021 UNITED INSURANCE MANAGEMENT, L.C. By: Name: B. Bradford Martz Title: Chief Financial Officer Date: December 30, 2021 HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC. By: Name: Karin Coleman Title: President Date: December 30, 2021